                                                                    EXHIBIT 10.9

                                 LOAN AGREEMENT


       THIS LOAN AGREEMENT (the "Agreement") is made as of April 24, 2001 by and between Northwest Biotherapeutics, Inc., a Delaware corporation (the "Company"), and Holmes Harbor Company, Inc., a Washington corporation (the "Investor").

       A. Investor loaned the Company $1,650,000 pursuant to that certain promissory note dated July 11, 2000 ("Original Loan").

       B. Company and Investor desire to restructure the Original Loan upon the terms and subject to the conditions set forth in this Agreement.

       1. The Restructure; Closing.

              1.1 The Restructure. On the Closing Date (as defined in Section
1.2 below) the Company agrees to fully repay the Original Loan by (i) making a payment to Investor of cash in the amount of $825,000, plus all accrued and unpaid interest on the Original Loan on or before May 15, 2001 ("Repayment Date"); (ii) issuing to Investor, a convertible promissory note evidencing the Company's remaining debt obligation in the amount of $825,000 substantially in the form attached hereto as Exhibit A, (the "Note") on the Repayment Date; (iii) delivering to Investor an executed security agreement in substantially the form attached hereto as Exhibit B (the "Security Agreement"); and (iv) issuing to Investor a warrant to purchase up to 50,000 shares of the Company's Series D Preferred Stock in substantially the form attached hereto as Exhibit C (the "Warrant").

              1.2 Place and Date of Closing. The closing of the transactions provided for herein (the "Closing") will be held at the offices of Lane Powell Spears Lubersky LLP, 1420 Fifth Avenue, Suite 4100, Seattle, Washington 98101 at 2:00 p.m. on April 24, 2001 or at such other time and place as the parties shall mutually agree (the "Closing Date").

              1.3 Delivery. At the Closing, (a) the Company will deliver to Lane Powell Spears Lubersky LPP ("Escrow Agent"), to hold as escrow agent the Note, the Security Agreement and the Warrant, which Escrow Agent will deliver to Investor on the Repayment Date, and (b) Investor will deliver to Escrow Agent, for cancellation, the promissory note and security agreement related to the Original Loan, which Escrow Agent will hold until Investor has received the payment referred to in subsection 1.1(i) above at which time such promissory note and security agreement shall terminate and be of no further force and effect.

       2. Representations and Warranties of the Company. The Company hereby represents and warrants to Investor as follows:

              2.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

              2.2 Corporate Power. The Company will have at the Closing, all requisite legal and corporate power to execute and deliver this Agreement, to carry out and perform its obligations under the terms of this Agreement.

              2.3 Authorization. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action, and constitutes the valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights.

       3. Representations and Warranties of the Investor and Restrictions on Transfer Imposed by the Securities Act of 1933.

              3.1 Representations and Warranties of Investor. Investor represents and warrants to the Company as of the Closing Date:

                     (a) All action on the part of Investor for the authorization, execution, delivery and performance by Investor of this Agreement has been taken, and this Agreement constitutes a valid and binding obligation of Investor, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights.

                     (b) Investor is acquiring the Note, Warrant and any shares of Maker's stock issued pursuant to the conversion of the Note or exercise of the Warrant (collectively the "Securities") for investment for its own account and not with a view to, or for resale in connection with, any distribution. Investor understands that the Securities to be acquired have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                     (c) Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Investor is aware of the provisions of Rule 144 promulgated under the Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, in case the Investor has held the securities for less than two years or is an affiliate of the Company, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the securities to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker," and the number of shares being sold during any three-month period not exceeding specified limitations.

              3.2 Legends. Each certificate representing any (equity) Securities shall be endorsed with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENT OF SAID ACT.

The Company need not record a transfer of Securities, unless the conditions specified in the foregoing legend are satisfied. The Company may also instruct its transfer agent not to record the transfer of any of the Securities unless the conditions specified in the foregoing legends are satisfied.

       4. Defaults and Remedies.

              4.1 Events of Default. The following events shall be considered Events of Default with respect to the Note:

                     (a) The Company shall default in the payment of any part of the principal or accrued interest on any Note for more than thirty (30) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise;

                     (b) The Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company; or

                     (c) Within thirty (30) days after the commencement of any proceeding against the Company seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed or, within thirty (30) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

              4.2 Remedies. Upon the occurrence of an Event of Default under
Section 4.1 hereof, at the option and upon the declaration of the holder of the Note, (i) the entire unpaid principal and accrued interest on the Note held by such holder shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and such holder may, immediately and without expiration of any period of grace, enforce payment of all amounts due and owing under such Note and exercise any and all other remedies granted to it at law, in equity, or otherwise.

       5. Miscellaneous. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

              5.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Washington as such laws are applied to agreements between Washington residents entered into and to be performed entirely within Washington.

              5.2 Survival. The representations, warranties, covenants and agreements made herein shall survive for a period of three years following the Closing Date.

              5.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

              5.4 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

              5.5 Severability of this Agreement. In case any provision of this Agreement shall be deemed to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

              5.6 Titles and Subtitles. The titles of the Sections and Subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

              5.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Investor, upon any breach or default of the Company under this Agreement or the Notes, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Investor of any breach or default under this Agreement, or any waiver by the Investor of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.

              5.8 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, overnight express delivery with a reputable express delivery service, by hand or by messenger, addressed:

       (a) if to Investor, to:

             Holmes Harbor Company, Inc.
             4640 - 95th Avenue SE
             Bellevue, Washington  98004-1301
             Attn:  President
             Fax: (425) 450-0793

or at such other address as Investor shall have furnished to the Company, with a copy to:


       (b) if to the Company, to:

             Northwest Biotherapeutics, Inc.
             21720 - 23rd Drive SE, Suite 100
             Bothell, WA  98021
             Attn:  President
             Fax: (425) 608-3146

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given: when received, if delivered personally; if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified; if sent by express mail, the first business day following delivery with such service; or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

              5.9 Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.



                  [Remainder of page left intentionally blank]

       IN WITNESS WHEREOF, the parties have caused this Loan Agreement to be duly executed and delivered as of the day and year first written above.


THE "COMPANY":                          NORTHWEST BIOTHERAPEUTICS, INC.


                                        By:
                                           -------------------------------------
                                           Daniel O. Wilds, President




THE "INVESTOR":                         HOLMES HARBOR COMPANY, INC.


                                        By:
                                           -------------------------------------
                                           Robert M. Trimble, President


                        SIGNATURE PAGE TO LOAN AGREEMENT

                                    EXHIBIT A

                           CONVERTIBLE PROMISSORY NOTE


$825,000.00                                                  Bothell, Washington
                                                                 April ___, 2001

       FOR VALUE RECEIVED, NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation ("Maker"), promises to pay HOLMES HARBOR COMPANY, INC., a Washington corporation ("HHC"), the principal sum of Eight Hundred Twenty-Five Thousand and 00/100ths Dollars ($825,000.00), with interest on the unpaid principal balance from the date of this Note, until paid, at the rate of thirteen percent (13%) per annum. Principal and interest shall be payable at such place as HHC may designate from time to time in writing, in quarterly installments of $121,603.36 each, beginning on September 30, 2001, and payment in full shall be on June 30, 2003 ("Maturity Date"). Maker may prepay any portion of this Note at any time without any penalty.

       In the event of any failure to pay any payment required hereunder when due, or any default hereunder, the entire balance, principal and interest, shall bear interest at the annual rate of eighteen percent (18%), and shall at once become due and payable at the option of HHC. HHC may exercise this option to accelerate during any default by Maker regardless of any prior forbearance. If suit is brought to collect this Note, HHC shall be entitled to collect all reasonable costs and expenses of suit, including, but not limited to, reasonable attorneys' fees. Maker may prepay the principal amount outstanding in whole or in part at any time without penalty.

       Notwithstanding any other provision of this Note to the contrary, all obligations hereunder shall be accelerated and this Note shall be payable in full in any of the following events:

       1. On the sale of all or substantially all of Maker's assets;

       2. On the sale of Maker's issued and outstanding securities which represent more than fifty percent (50%) of the voting rights of all of Maker's securities; or

       3. The initial public offering of Maker's shares of common stock pursuant to a registration statement filed with the Securities and Exchange Commission.

At HHC's election, the then principal amount of and accrued interest on this Note shall be converted into shares of the Company's Series D Preferred Stock. The number of shares of stock to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the then outstanding principal amount of this Note plus accrued interest by (ii) $5.00, rounded to the nearest whole share.

No fractional shares of the Company's stock will be issued upon conversion of this Note. In lieu of any fractional share to which HHC would otherwise be entitled, the Maker will pay to HHC cash in the amount of the unconverted principal and accrued interest of this Note that would otherwise be converted into such fractional share. Upon conversion of this Note, HHC shall surrender this Note, duly endorsed, at the principal offices of the Maker or any transfer agent of the Maker. At its expense, the Maker will, as soon as practicable thereafter, issue and deliver to HHC a certificate or certificates for the number of shares to which HHC is entitled upon such conversion, together with any other securities and property to which HHC is entitled upon such conversion under the terms of this Note, including a check payable to HHC for any cash amounts payable as described herein. Upon conversion of this Note, the Maker will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

       Presentment, notice of dishonor, and protest are hereby waived.

       Any notice of Maker provided for in this Note shall be given by mailing such notice by certified mail addressed to Maker at such address as Maker may designate by notice to HHC. Any notice to HHC shall be given by mailing such notice by certified mail, return receipt requested, to HHC at such address as may have been designated by notice to Maker.

       The indebtedness evidenced by this Note is secured by a Security Agreement of even date.



                  [Remainder of page left intentionally blank]

                                        NORTHWEST BIOTHERAPEUTICS, INC.



                                        By
                                          --------------------------------------
                                          Daniel O. Wilds, President and CEO


                        SIGNATURE PAGE OF PROMISSORY NOTE

                                    EXHIBIT B

                               SECURITY AGREEMENT



       This Security Agreement is entered into effective April 24, 2001, between Northwest Biotherapeutics, Inc., a Delaware corporation ("Debtor") and Holmes Harbor Company, Inc., a Washington corporation ("Secured Party").

       1. GRANT OF SECURITY INTEREST. Debtor hereby grants, assigns, transfers, pledges and conveys to Secured Party and its successors and assigns, a first priority security interest in all of Debtor's rights, title and interest in, to and under all of Debtor's assets wherever located, including without limitation:
(a) all existing and future accounts, contracts and contract rights, including all accounts receivable, bank accounts, partnership and joint venture interests and rights to distributions in connection therewith, rights under all invoices and purchase orders and other documents representing payments for goods sold and services rendered, and moneys due or to become due or payable or to become payable in connection with any such accounts, contracts, or contract rights; (b) all general intangibles, all other trade names, customer lists, trademarks and trademark applications, business names, fictitious business names, service marks, logos, labels, other source of business identifiers, prints and labels on which any of the foregoing have appeared, designs and general intangibles of like nature, patents and patent applications, including: (i) USPO No. 5,788,963 issued 08/04/98 (Isolation &/or Preservation of Dendritic Cells for Prostate Cancer Immunotherapy), (ii) USPO No. 5,990,294, issued 11/23/99 (Nucleotide & Amino Acid Sequences of C4-2, a Tumor Suppressor Gene & Methods of Use Thereof),
(iii) USPO No. 5,874,290 issued 02/23/99 (Nucleotide & Amino Acid Sequences of a D2-2 Gene Associated with Brain Tumors and Methods based thereon), (iv) USPO No. 60/190,361, filed 4/07/00 (Human PCA-1 Antigen and Nucleic Acids: Diagnostic and Therapeutic Uses), and (v) USPO No. [pending] filed 5/12/00 (Bacillus Calmette Guerin (BCG) for Loading Dendritic Cells for Soluble Antigen Presentation), copyrights and intellectual property rights, tax refund and claims, all rights in litigation for any cause or claim now pending or hereafter arising, all claims of Debtor against Secured Party, all rights to purchase real property, all rights as a licensor, licensee or distributor of any kind, all royalties, licenses and proprietary information, all data, licenses, computer programs, software and hardware; (c) all insurance policies and claims, and all other rights, privileges and franchises of every kind; (d) all supplies, fixed assets, merchandise, products, equipment and inventory; and (e) all other personal property of Debtor, tangible or intangible, whether now or hereafter owned by Debtor; together with all increases, substitutions, additions and accretions in said property and all the property of a similar nature hereafter acquired by Debtor in any of the categories herein described; and together with all cash and non-cash proceeds thereof (collectively, the "Collateral"); provided, however, the Collateral shall not include the following pending or issued patents or patent applications: (a) U.S. Patent Application Serial No. 09/044,668, allowed 2/23/00 (Monoclonal Antibodies Specific for the Extracellular Domain of Prostate-Specific Membrane Antigen), now issued as U.S. Patent No. 6,150,508, as well as all foreign counterparts thereof and all continuations in whole or in part, divisionals, renewals, substitutions, conversions, reissues, reexaminations, prolongations or extensions thereof; (b) PCT Application No. PCT/US99/07431, filed 3/29/99 (Therapeutic & Diagnostic Applications Based on CXCR4 Gene in Tumorigenesis), as well as all national phase counterparts thereof, and all corresponding U.S. applications and patents, including all continuations in whole or in part, divisionals, renewals, substitutions, conversions, reissues, reexaminations, prolongations or extensions thereof; and (c) PCT Application No. PCT/US99/08079, filed 4/13/99 (Methods for the Diagnosis and Treatment of Metastic Prostate Tumors), as well as all national phase counterparts thereof, and all corresponding U.S. applications and patents, including all continuations in whole or in part, divisionals, renewals, substitutions, conversions, reissues, reexaminations, prolongations or extensions thereof.

       Debtor will cooperate with Secured Party with respect to the preparation and filing of all applicable instruments and documents, including necessary UCC-1 Financing Statements, and will sign same and all amendments thereto, and continuation statements.

       2. OBLIGATION. This Security Agreement is given to secure the performance of the obligations of Debtor and Secured Party ("Obligations") under that certain Promissory Note and the documents and instruments executed in connection therewith, dated as of the same date hereof (collectively, the "Note"), the terms of which are incorporated herein by this reference.

       3. OWNERSHIP AND LIENS. Debtor owns the Collateral and the same is free and clear of all security interests and encumbrances of every nature whatsoever. Debtor shall not create nor permit the existence of any lien or security interest on the Collateral, or sell, transfer, pledge, assign or otherwise convey the Collateral, or any rights or interest therein, without the prior written consent of Secured Party, which written consent Secured Party may grant or not grant in its sole and subjective discretion.

       4. TAXES. Debtor shall pay before delinquency all taxes or other governmental charges that are or may become a lien or charge on the Collateral.

       5. INSURANCE. Debtor shall keep the Collateral continuously insured against fire, theft and other hazards, in an amount equal to the full insurable value thereof or to all sums secured hereby, with a loss-payable clause in favor of Secured Party. In the event of loss, Secured Party shall have full power to collect any and all insurance upon the Collateral and to apply the same at its option to any obligation secured hereby, whether or not matured. Secured Party shall have no liability whatsoever for any loss that may occur by reason of the omission or lack of coverage of any such insurance.

       6. DEFAULT. Any of the following is an event of default under this Agreement and Note:

              (a) Any failure by Debtor to timely perform as required herein or under the Note;

              (b) Falsity of any warranty or representation by Debtor herein or in any financial or other statements, writings, reports or communications made or delivered to Secured Party in connection with the transactions contemplated in or by the Note;

              (c) Commencement of voluntary or involuntary bankruptcy, receivership or insolvency proceedings by or against, or the insolvency or business failure of, Debtor;

              (d) Failure by Debtor to pay its debts as they become due;

              (e) Levy on, seizure, or attachment of any of the Collateral, or judgment against Debtor in an amount exceeding $100,000; or

              (f) The sale, assignment, transfer, pledge or conveyance of any kind whatsoever of any of the Collateral without Secured Party's prior written consent.

       7. REMEDIES: In the event of a default under this Security Agreement, all sums and indemnity obligations (whether contingent or uncontingent, liquidated or unliquidated) due or to become due under or by reason of the Note shall become immediately due and payable at Secured Party's option without notice to Debtor, and Secured Party may proceed to enforce payment of same and exercise any and all rights and remedies granted to it herein and in the Note, and in any other instrument or agreement securing, evidencing or relating thereto, and all rights and remedies available under any applicable law, including the Washington Uniform Commercial Code, RCW 62A in force as of the date hereof. Without limiting the generality of the foregoing, Secured Party shall have any or all of the following rights and remedies:

              (a) At Secured Party's request, Debtor shall assemble the Collateral and make it available to Secured Party at a place Secured Party designates which is reasonably convenient to both parties;

              (b) Debtor agrees to put Secured Party into immediate possession of the Collateral upon demand;

              (c) All payments received by Debtor under or in connection with any of the Collateral shall, at Secured Party's election, be deposited in a segregated FDIC-insured bank account in trust for the sole benefit of Secured Party, or immediately upon receipt by Debtor or Secured Party, turned over to Secured Party, in the same form as received (duly endorsed in favor of Secured Party if and as required in its discretion);

              (d) Secured Party is authorized, without notice, demand or legal proceedings, to enter any premises where the Collateral is situated and take possession of, keep, store or remove any of the Collateral, and remain, or cause a custodian of its choice to remain, on the premises in exclusive control thereof without charge so long as Secured Party deems it reasonably necessary to complete the enforcement of its rights hereunder or under the Note; provided that should Secured Party seek to take possession of any of the Collateral by court process, Debtor hereby irrevocably waives (i) any bond, surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, (ii) any demand for possession prior to commencement of such court process, and (iii) any requirement that Secured Party retain possession of and not dispose of any such Collateral until after trial or final judgment;

              (e) Demand payment of, and collect, any accounts and general intangibles comprising Collateral and, in connection therewith, Debtor irrevocably authorizes Secured Party to endorse or sign Debtor's name, as pertinent, on all collections, receipts, instruments and other documents as required in its discretion, to take possession of and open mail addressed to Debtor and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Secured Party's sole discretion, to grant extensions of time to pay, compromise claims and settle accounts and the like for less than face value;

              (f) Demand and receive possession of any of Debtor's federal and state taxes and the books and records utilized in the preparation thereof or referring thereto; and

              (g) Debtor shall pay on demand all expenses actually incurred by Secured Party in protecting, realizing upon, repossessing, and selling the Collateral, or in interpreting or enforcing its rights hereunder, including Secured Party's court costs and actual attorneys' fees incurred in both trial and appellate courts (including all fees and costs incurred in any bankruptcy court hearings of any kind whatsoever, including relief from stay proceedings, disclosure statement and plan confirmation proceedings, nondischargeability proceedings, claim objection proceedings, adversary proceedings, and investigating, preparing and filing proofs of claims), or fees or costs incurred without suit. The covenant to pay the sums as provided in this subparagraph 7(g) shall be secured by this Security Agreement.

       8. APPOINTMENT AS ATTORNEY-IN-FACT. Debtor hereby irrevocably constitutes and appoints Secured Party, and any officer or agent thereof, with full power and substitution, as its true and lawful Attorney-in-Fact with full irrevocable power and authority in their place and stead or in Secured Party's own name, from time to time in Secured Party's discretion, for the purpose of carrying out the terms of this Security Agreement and the Note and other instruments executed in connection herewith, to take any and all appropriate actions and to execute all documents and instruments which may be necessary or desirable in Secured Party's opinion to accomplish the purposes of such documents and, without limiting the generality of the foregoing, hereby give Secured Party the power and right, on behalf of Debtor, without notice to or assent by it, upon a default hereunder or under the Note, to: (i) ask, demand, collect, receive and give acquittances and receipt for any and all monies due and to become due under any Collateral, (ii) in the name of Debtor or in its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of monies due under or by reason of any Collateral, (iii) grant extensions of time to pay, compromise and settle claims, accounts and general intangibles for less than face value and execute all releases and other documents in connection therewith, (iv) file any claim or commence and prosecute any action or proceeding in any court of law or equity or take any other action deemed appropriate by Secured Party for the purpose of collecting any and all such monies due in respect of any Collateral whenever payable and to enforce any other right in respect thereof; (v) direct any party liable for any payment in respect of any of the Collateral to make such payment directly to Secured Party or as it shall direct; (vi) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments and notices in connection with accounts and other documents relating to the Collateral; (vii) defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (viii) generally to sell, transfer pledge, or otherwise deal with any of the Collateral as fully as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, from time to time all acts and things which Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's rights and interests to, in and under the Collateral.

       This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred upon Secured Party hereunder are solely to protect its rights and interests in, to and under the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for amounts that are actually received as a result of the exercise of such powers, and neither it nor any of its officers, directors, shareholders, employees, or agents shall be responsible to Debtor for any act or omission whatsoever.

       Debtor hereby authorizes Secured Party, from time to time, (i) to communicate directly in its own name with any party who is obligated to Debtor with regard to the assignment and collection of such obligation and other matters relating thereto, and (ii) to execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral in connection with any sale or other conveyance or transfer thereof pursuant to section 7 above.

       9. TAX INDEMNIFICATION. Debtor agrees to pay, and to defend, save and hold Secured Party harmless from and against any and all liabilities with respect to, or resulting from any delay in paying any excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

       10. NOTICE. Any notice given pursuant to this Security Agreement shall be effective when mailed, postage prepaid, by certified or registered mail (return receipt requested), or by personal service, at the following addresses:

       Notice to Debtor:            Northwest Biotherapeutics, Inc.
                                    2203 Airport Way South, Suite 200
                                    Seattle, WA  98134
                                    Attn:  Daniel O. Wilds, President

       Notice to Secured Party:     Holmes Harbor Company, Inc.
                                    4640 95th Avenue NE
                                    Bellevue, WA  98004-1301
                                    Attn:  Bob Trimble, President

       11. MISCELLANEOUS.

              (a) Waiver. This Security Agreement shall not be qualified or supplemented by course of dealing. No waiver or modification by Secured Party of any of the terms or conditions hereof shall be effective unless in writing signed by Secured Party. No waiver nor indulgence by Secured Party as to any required performance by Debtor shall constitute a waiver as to any subsequent required performance or other obligations of Debtor hereunder.

              (b) Benefit. This Agreement shall be binding upon, and inure to the benefit of, the respective legal representatives, successors and assigns of the parties hereto.

              (c) Construction. This Agreement is being executed and delivered and is intended to be performed in the State of Washington, and shall be construed and enforced in accordance with the laws of that state.

              (d) Venue. The parties agree the venue of any suit or action between the parties-will be in the Superior Court for King County, Seattle, Washington.

              (e) Severability. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

              (f) Counterparts, Facsimile Copies. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile copies hereof may be executed as counterpart originals.

              (g) Termination of Security Interest. When all sums owed Secured Party have been paid and all Obligations of Debtor fulfilled under this Agreement and the Note, Secured Party will prepare, sign and file appropriate UCC-3 Termination Statements.


                  [Remainder of page left intentionally blank]

       SIGNED effective as of the date first above written.


DEBTOR:                                 SECURED PARTY:

NORTHWEST BIOTHERAPEUTICS, INC.         HOLMES HARBOR COMPANY, INC.



By                                      By
  ---------------------------------       --------------------------------------
  Daniel O. Wilds, President & CEO        Bob Trimble, President


                      SIGNATURE PAGE OF SECURITY AGREEMENT

                                    EXHIBIT C

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

PDW-13                                         Date of Issuance:  April 24, 2001
                                                Expiration Date:  April 23, 2011

                         NORTHWEST BIOTHERAPEUTICS, INC.

                                     WARRANT

       Northwest Biotherapeutics, Inc. (the "Company"), for value received, hereby certifies that HOLMES HARBOR COMPANY, INC. or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 5 below), up to 50,000 shares of Series D Preferred Stock of the Company ("Equity Securities"), at a purchase price of $5.00 per share. The Equity Securities purchasable upon exercise of this Warrant, and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively.

       1. Exercise.

              (a) Manner of Exercise. This Warrant may be exercised by the Registered Holder for the portion of shares of Warrant Stock that have vested pursuant to the following schedule, by surrendering this Warrant, with the purchase/exercise form appended hereto as Attachment A duty executed by the Registered Holder at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The vesting schedule shall be as follows:

       - 10,000 shares of Warrant Stock if the loan evidenced by that certain promissory note in the amount of $825,000 of even date herewith (the "Loan") is fully paid by the Company on or before June 30, 2001;

       - 33,000 shares of Warrant Stock if the Loan is fully paid by the Company on or before June 30, 2002; and

       - 50,000 shares of Warrant Stock if the Loan is fully paid by the Company after June 30, 2002.

The Purchase Price may be paid by cash, check, wire transfer, or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder.

              (b) Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

              (c) Net Issue Exercise.

                     (i) In lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive shares of Warrant Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the purchase/exercise form appended hereto as Attachment A duly executed by such Registered Holder or such Registered Holder's duly authorized attorney, in which event the Company shall issue to such Registered Holder a number of shares of Warrant Stock computed using the following formula:

                                  X = Y (A - B)
                                      ---------
                                          A

       Where   X =  The number of shares of Warrant Stock to be issued to the
                    Registered Holder.

               Y = The number of shares of Warrant Stock purchasable under this Warrant (at the date of such calculation).

               A = The fair market value of one share of Warrant Stock (at the date of such calculation).

               B = The Purchase Price (as adjusted to the date of such calculation).

                     (ii) For purposes of this Section 1(c), the fair market value of Warrant Stock on the date of calculation shall mean with respect to each share of Warrant Stock:

                            (A) if the exercise is in connection with the
              Company's IPO, and if the Company's Registration Statement relating to such IPO has been declared effective by the Securities and Exchange Commission, then the fair market value per share shall be the product of (x) the initial "Price to Public" specified in the final prospectus with respect to the IPO and (y) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the date of calculation;

                            (B) if (A) is not applicable, the fair market value
              of Warrant Stock shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Warrant Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors, unless the Company is at such time subject to an acquisition as described in
              Section 5(b) below, in which case the fair market value of Warrant Stock shall be deemed to be the value received by the holders of such stock pursuant to such acquisition.

              (d) Delivery to Registered Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten
(10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

                     (i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

                     (ii) in case such exercise is in part only, a new Warrant or Warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) or 1(c) above.

       2. Adjustments.

              (a) Redemption or Conversion of Capital Stock. If the Company's capital stock is redeemed or converted into other equity securities of the Company ("Conversion Shares"), then this Warrant shall automatically become exercisable for that number of Conversion Shares equal to the number of Conversion Shares that would have been received if this Warrant had been exercised in full and the shares of Equity Securities received thereupon had been simultaneously converted into Conversion Shares immediately prior to such event, and the Exercise Price shall be automatically adjusted to equal the number obtained by dividing (i) the aggregate Purchase Price of the shares of Warrant Stock for which this Warrant was exercisable immediately prior to such redemption or conversion, by (ii) the number of Conversion Shares for which this Warrant is exercisable immediately after such redemption or conversion.

              (b) Stock Splits and Dividends. If outstanding shares of the Company's capital stock shall be subdivided into a greater number of shares or a dividend in capital stock shall be paid in respect of Warrant Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of capital stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

              (c) Reclassification, Etc. In case there occurs any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall, be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Registered Holder would have been entitled upon such consummation if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section 2.

              (d) Adjustment Certificate. When any adjustment is required to be made in the Warrant Stock or the Purchase Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth
(i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment, and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

              (e) Acknowledgment. In order to avoid doubt, it is acknowledged that the Registered Holder of this Warrant shall be entitled to the benefit of all adjustments in the number of shares of Common Stock of the Company issuable upon conversion of the Warrant Stock (if applicable) which occur prior to the exercise of this Warrant, including without limitation, any increase in the number of shares of Common Stock issuable upon conversion as a result of a dilutive issuance of capital stock (if applicable).

       3. Transfers.

              (a) Unregistered Security. Each Registered Holder of this Warrant acknowledges that this Warrant, the Warrant Stock and the Common Stock of the Company have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant, any Warrant Stock issued upon its exercise or any Common Stock issued upon conversion of the Warrant Stock in the absence of (i) an effective registration statement under the Act as to this Warrant, such Warrant Stock or such Common Stock and registration or qualification of this Warrant, such Warrant Stock or such Common Stock under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

              (b) Transferability. Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Attachment B hereto) at the principal office of the Company provided, however, that this Warrant may not be transferred unless the transferee acquires the right to purchase all shares of Warrant Stock hereunder.

              (c) Warrant Register. The Company will maintain a register containing the names and addresses of the Registered Holder of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

              (d) Market Standoff Agreement. In connection with the Company's IPO and upon request of the Company or the underwriters managing such offering of the Company's securities, Registered Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's IPO.

       4. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 13 below) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment.

       5. Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earliest to occur of the following (the "Expiration Date"): (a) April 23, 2011, (b) the sale, conveyance or disposal of all or substantially all of the Company's property or business or the Company's merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company) or any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this Section 5(b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company, or (c) the closing of a firm commitment underwritten public offering pursuant to a registration statement.

       6. Notices of Certain Transactions. In case:

              (a) the Company shall take a record of the holders of its capital stock for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

              (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

              (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

              (d) of any redemption of the Preferred Stock or mandatory conversion of the Preferred Stock into Common Stock of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of the Company's capital stock are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

       7. Reservation of Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

       8. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant or Warrants so surrendered.

       9. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

       10. Mailing of Notices. Any notice required or permitted pursuant to this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or sent by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail, as certified or registered mail (airmail if sent internationally), with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

       11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

       12. No Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Warrant Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

       13. Amendment or Waiver. Any term of this Warrant may be amended or waived upon written consent of the Company and the holders of at least 50% of the Warrant Stock issuable upon exercise of outstanding warrants purchased pursuant to the Purchase Agreement.

By acceptance hereof, the Registered Holder acknowledges that in the event the required consent is obtained, any term of this Warrant may be amended or waived with or without the consent of the Registered Holder; provided, however, that any amendment hereof that would materially adversely affect the Registered Holder in a manner different from the holders of the remaining Warrants issued pursuant to the Purchase Agreement shall also require the consent of Registered Holder.

       14. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

       15. Governing Law. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

                                        NORTHWEST BIOTHERAPEUTICS, INC.


                                        By:
                                           -------------------------------------
                                           Daniel O. Wilds, President & C.E.O.
                                           21720 -- 23rd Drive SE, Suite 100
                                           Bothell, Washington  98021
                                           Facsimile Number:  (425) 608-3026

                                  ATTACHMENT A

                             PURCHASE/EXERCISE FORM

To:    Northwest Biotherapeutics, Inc.

       The undersigned, pursuant to the provisions set forth in the attached Warrant No. PDW-____ hereby irrevocably elects to (a) purchase _________ shares of the Warrant Stock covered by such Warrant and herewith makes payment of $__________, representing the full purchase price for such shares at the price per share provided for in such Warrant, or (b) exercise such Warrant for ____________ shares purchasable under the Warrant pursuant to the Net Issue Exercise provisions of Section 1(c) of such Warrant.

       The undersigned acknowledges that it has reviewed the representations and warranties contained in Section 2 of the Purchase Agreement (as defined in the Warrant) and by its signature below hereby makes such representations and warranties to the Company. Defined terms contained in such representations and warranties shall have the meanings assigned to them in the Purchase Agreement, provided that the term "Purchaser" shall refer to the undersigned and the term "Securities" shall refer to the Warrant Stock.

Dated:                                  HOLMES HARBOR COMPANY, INC.
      ------------------------------

                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

                                  ATTACHMENT B

                                 ASSIGNMENT FORM

       FOR VALUE RECEIVED, Holmes Harbor Company, Inc. hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of 50,000 covered thereby set forth below, unto:

NAME OF ASSIGNEE            ADDRESS/FACSIMILE NUMBER               NO. OF SHARES







Dated:                                  HOLMES HARBOR COMPANY, INC.
      -------------------------------

                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------


                                        Witness:
                                                --------------------------------

                             COLLATERAL DESCRIPTION

(a) All existing and future accounts, contracts and contract rights, including all accounts receivable, bank accounts, partnership and joint venture interests and rights to distributions in connection therewith, rights under all invoices and purchase orders and other documents representing payments for goods sold and services rendered, and moneys due or to become due or payable or to become payable in connection with any such accounts, contracts or contract rights; (b) all general intangibles, all other trade names, customer lists, trademarks and trademark applications, business names, fictitious business names, service marks, logos, labels, other source of business identifiers, prints and labels on which any of the foregoing have appeared, designs and general intangibles of like nature, patents and patent applications, copyrights, and intellectual property rights, tax refunds and claims, all rights in litigation for any cause or claim now pending or hereafter arising, all judgments now or hereafter arising, all claims of Debtor against Secured Party, all rights to purchase real property, all rights its a licensor, licensee or distributor of any kind, all royalties, licenses and proprietary information, all data, licenses, computer programs, software and hardware; (c) all insurance policies and claims, and all other rights, privileges and franchises of every kind; (d) all supplies, fixed assets, merchandise, products, equipment and inventory; (e) all other personal property of Debtor, tangible or intangible, whether now or hereafter owned by Debtor; together with all increases, substitutions, additions and accretions in said property and all the property of a similar nature hereafter acquired by Debtor in any of the categories herein described; and together with all cash and non-cash proceeds thereof (collectively, the "Collateral").

                               SECURITY AGREEMENT

        This Security Agreement is entered into effective July 1, 1997, between Northwest Biotherapeutics LLC, a Washington limited liability company ("Debtor") and Northwest Hospital, a Washington nonprofit corporation ("Secured Party").

        1. GRANT OF SECURITY INTEREST. Debtor hereby grants, assigns, transfers, pledges and conveys to Secured Party and his successors and assigns, a first priority security interest in all of Debtor's rights, title and interest in, to and under all of Debtor's assets wherever located, including without limitation:
(a) al existing and future accounts, contracts and contract rights, including all accounts receivable, bank accounts, partnership and joint venture interests and rights to distributions in connection therewith, rights under all invoices and purchase orders and other documents representing payments for goods sold and services rendered, and moneys due or to become due or payable or to become payable in connection with any such accounts, contracts or contract rights; (b) all general intangibles, all other trade names, customer lists, trademarks and trademark applications, business names, fictitious business names, service marks, logos, labels, other source of business identifiers, prints and labels on which any of the foregoing have appeared, designs and general intangibles of like nature, patents and patent applications, copyrights, and intellectual property rights, tax refunds and claims, all rights in litigation for any cause or claim now pending or hereafter arising, all judgments now or hereafter arising, all claims of Debtor against Secured Party, all rights to purchase real property, all rights as a licensor, licensee or distributor of any kind, all royalties, licenses and proprietary information, all data, licenses, computer programs, software and hardware; (c) all insurance policies and claims, and all other rights, privileges and franchises of every kind; (d) all supplies, fixed assets, merchandise, products, equipment and inventory; (e) all other personal property of Debtor, tangible or intangible, whether now or hereafter owned by Debtor; together with all increases, substitutions, additions and accretions in said property and all the property of a similar nature hereafter acquired by Debtor in any of the categories herein described; and together with all cash and non-cash proceeds thereof (collectively, the "Collateral").

        Debtor will cooperate with Secured Party with respect to the preparation and filing of all applicable instruments and documents, including necessary UCC-1 Financing Statements, and will sign same and all amendments thereto, and continuation statements.

        2. OBLIGATION. This Security Agreement is given to secure the performance of the obligations of Debtor and Secured Party ("Obligations") under that certain Master Note for Line of Credit, and the documents and instruments executed in connection therewith, dated as of the same date hereof (collectively, the "Note"), the terms of which are incorporated herein by this reference.

        3. OWNERSHIP AND LIENS. Debtor owns the Collateral and the same is free and clear of all security interests and encumbrances of every nature whatsoever. Debtor shall not create nor permit the existence of any lien or security interest on the Collateral, or sell, transfer, pledge, assign or otherwise convey the Collateral, or any rights or interest therein, without the prior written consent of Secured Party, which written consent Secured Party may grant or not grant in its sole and subjective discretion.

        4. TAXES. Debtor shall pay before delinquency all taxes or other governmental charges that are or may become a lien or charge on the Collateral.

        5. INSURANCE. Debtor shall keep the Collateral continuously insured against fire, theft and other hazards, in an amount equal to the full insurable value thereof or to all sums secured hereby, with a loss-payable clause in favor of Secured Party. In the event of loss, Secured Party shall have full power to collect any and all insurance upon the Collateral and to apply the same at its option to any obligation secured hereby, whether or not matured. Secured Party shall have no liability whatsoever for any loss that may occur by reason of the omission or lack of coverage of any such insurance.

        6. DEFAULT. Any of the following is an event of default under this Agreement and Note:

           (a) Any failure by Debtor to timely perform as required herein or under the Note;

           (b) Falsity of any warranty or representation by Debtor herein or in any financial or other statements, writings, reports or communications made or delivered to Secured Party in connection with the transactions contemplated in or by the Note;

           (c) Commencement of voluntary or involuntary bankruptcy, receivership or insolvency proceedings by or against, or the insolvency or business failure of, Debtor;

           (d) Failure by Debtor to pay its debts as they become due;

           (e) Levy on, seizure, or attachment of any of the Collateral, or judgment against Debtor in an amount exceeding $100,000; or

           (f) The sale, assignment, transfer, pledge or conveyance of any kind whatsoever of any of the Collateral without Secured Party's prior written consent.

        7. REMEDIES. In the event of a default under this Security Agreement, all sums and indemnity obligations (whether contingent or uncontingent, liquidated or unliquidated) due or to become due under or by reason of the Note shall become immediately due and payable at Secured Party's option without notice to Debtor, and Secured Party may proceed to enforce payment of same and exercise any and all rights and remedies granted to it herein and in the Note, and in any other instrument or agreement securing, evidencing or relating thereto, and all rights and remedies available under any applicable law, including the Washington Uniform Commercial Code, RCW 62A in force as of the date hereof without limiting the generality of the foregoing, Secured Party shall have any or all of the following rights and remedies:

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
            (a) At Secured Party's request, Debtor shall assemble the Collateral and make it available to Secured Party at a place Secured Party designates which is reasonably convenient to both parties;

            (b) Debtor agrees to put Secured Party into immediate possession of the Collateral upon demand;

            (e) All payments received by Debtor under or in connection with any of the Collateral shall, at Secured Party's election, be deposited in a segregated FDIC-insured bank account in trust for the sole benefit of Secured Party, or immediately upon receipt by Debtor or Secured Party, turned over to Secured Party, in the same form as received (duly endorsed in favor of Secured Party if and as required in its discretion);

            (d) Secured Party is authorized, without notice, demand or legal proceedings, to enter any premises where the Collateral is situated and take possession of, keep, store or remove any of the Collateral, and remain, or cause a custodian of its choice to remain, on the premises in exclusive control thereof without charge so long as Secured Party deems it reasonably necessary to complete the enforcement of its rights hereunder or under the Note; provided that should Secured Party seek to take possession of any of the Collateral by court process, Debtor hereby irrevocably waives (i) any bond, surety or security relating thereto required by any statute, court rule or otherwise is an incident to such possession, (ii) any demand for possession prior to commencement of such court process, and (iii) any requirement that Secured Party retain possession of and not dispose of any such Collateral until after trial or final judgment;

            (e) Demand payment of, and collect, any accounts and general intangibles comprising Collateral and, in connection therewith, Debtor irrevocably authorizes Secured Party to endorse or sign Debtor's name, as pertinent, on all collections, receipts, instruments and other documents as required in its discretion, to take possession of and open mail addressed to Debtor and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Secured Party's sole discretion, to grant extensions of time to pay, compromise claims and settle accounts and the like for less than face value;

            (f) Demand and receive possession of any of Debtor's federal and state taxes and the books and records utilized in the preparation thereof or referring thereto; and

            (g) Debtor shall pay on demand all expenses actually incurred by Secured Party in protecting, realizing upon, repossessing, and selling the Collateral, or in interpreting or enforcing its rights hereunder, including Secured Party's court costs and actual attorneys' fees incurred in both trial and appellate courts (including all fees and costs incurred in any bankruptcy court hearings of any kind whatsoever, including relief from stay proceedings, disclosure statement and plan confirmation proceedings, nondischargeability proceedings, claim objection proceedings, adversary proceedings, and investigating, preparing and filing proofs of claims), or fees or costs incurred without suit. The covenant to pay the sums as provided in this subparagraph 7(g) shall be secured by this Security Agreement.

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
        8. APPOINTMENT AS ATTORNEY-IN-FACT. Debtor hereby irrevocably constitutes and appoints Secured Party, and any officer or agent thereof, with full power and substitution, as its true and lawful Attorney-in-Fact with full irrevocable power and authority in their place and stead or in Secured Party's own name, from time to time in Secured Party's discretion, for the purpose of carrying out the terms of this Security Agreement and the Note and other instruments executed in connection herewith, to take any and all appropriate actions and to execute all documents and instruments which may be necessary or desirable in Secured Party's opinion to accomplish the purposes of such documents and, without limiting the generality of the foregoing, hereby give Secured Party the power and right, on behalf of Debtor, without notice to or assent by it, upon a default hereunder or under the Note, to: (i) ask, demand, collect, receive and give acquittances and receipt for any and all monies due and to become due under any Collateral, (ii) in the name of Debtor or in its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of monies due under or by reason of any Collateral, (iii) grant extensions of time to pay, compromise and settle claims, accounts and general intangibles for less than face value and execute all releases and other documents in connection therewith,
(iv) file any claim or commence and prosecute any action or proceeding in any court of law or equity or take any other action deemed appropriate by Secured Party for the purpose of collecting any and all such monies due in respect of any Collateral whenever payable and to enforce any other right in respect thereof; (v) direct any party liable for any payment in respect of any of the, Collateral to make such payment directly to Secured Party or as it shall direct;
(vi) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments and notices in connection with accounts and other documents relating to the Collateral; (vii) defend any suit, action or proceeding brought against Debtor with respect to any Collateral;
(viii) generally to sell, transfer pledge, or otherwise deal with any of the Collateral as fully as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, from time to time all acts and things which Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's rights and interests to, in and under the Collateral.

        This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred upon Secured Party hereunder are solely to protect its rights and interests in, to and under the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for amounts that are actually received as a result of the exercise of such powers, and neither it nor any of its officers, directors, shareholders, employees, or, agents shall be responsible to Debtor for any act or omission whatsoever.

        Debtor hereby authorizes Secured Party, from time to time, (i) to communicate directly in its own name with any party who is obligated to Debtor with regard to the assignment and collection of such obligation and other matters relating thereto, and (ii) to execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral in connection with any sale or other conveyance or transfer thereof pursuant to section 7 above.

        9. TAX INDEMNIFICATION. Debtor agrees to pay, and to defend, save and hold Secured Party harmless from and against any and all liabilities with respect to, or resulting from any


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
delay in paying any excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

        10. NOTICE. Any notice given pursuant to this Security Agreement shall be effective when mailed, postage prepaid, by certified or registered mail (return receipt requested), or by personal service, at the following addresses:

            Notice to Debtor:          Northwest Biotherapeutics LLC
                                       Attn: Chair of the Board of Managers
                                       120 Northgate Plaza, Suite 205
                                       Seattle, WA 98125

            Notice to Secured Party:   Northwest Hospital
                                       Attn: Chief Executive Officer
                                       1550 North 115th Street
                                       Seattle, WA 98133

        11. MISCELLANEOUS.

            (a) Waiver. This Security Agreement shall not be qualified or supplemented by course of dealing. No waiver or modification by Secured Party of any of the terms or conditions hereof shall be effective unless in writing signed by Secured Party. No waiver nor indulgence by Secured Party as to any required performance by Debtor shall constitute a waiver as to any subsequent required performance or other obligations of Debtor hereunder.

            (b) Benefit. This Agreement shall be binding upon, and inure to the benefit of, the respective legal representatives, successors and assigns of the parties hereto.

            (c) Construction. This Agreement is being executed and delivered and is intended to be performed in the State of Washington, and shall be construed and enforced in accordance with the laws of that state.

            (d) Venue. The parties agree the venue of any suit or action between the parties will be in the Superior Court for King County, Seattle, Washington.

            (e) Severability. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

            (f) Counterparts: Facsimile Copies. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile copies hereof may be executed as counterpart originals.

            (g) Termination of Security Interest. When all sums owed Secured Party have been paid and all Obligations of Debtor fulfilled under this Agreement and the Note, Security Party will prepare, sign and file appropriate UCC-3 Termination Statements.

        SIGNED effective July 1, 1997.

DEBTOR:                                     SECURED PARTY:

NORTHWEST BIOTHERAPEUTICS LLC               NORTHWEST HOSPITAL

By                                          By
    ------------------------------------       ---------------------------------

    Its                                       Its
        --------------------------------          ------------------------------


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